BARON SELECT FUNDS®

Supplement to the Prospectus dated April 30, 2026, as supplemented

Effective immediately, on page 122 of the Prospectus, the following information supersedes and replaces the information contained in third paragraph in the section “How to Redeem Shares”:

Each Fund will pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the NAV of the Fund at the beginning of such period. In addition to using cash it holds in its portfolio or selling portfolio securities to generate cash, the Fund may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests or use cash generated from the Redemption-In-Kind Programs described below. Any additional redemption requests by a shareholder may be satisfied through an in-kind redemption.

Dated: May 19, 2026	STICKER-STATPROSELECT 5/19/2026